                                                                EXHIBIT 10.3



                         REGISTRATION RIGHTS AGREEMENT

                                  by and among

                       RAMCO-GERSHENSON PROPERTIES TRUST,

                       SPECIAL SITUATIONS RG REIT, INC.,

                                      and

                        THE ADVANCING PARTY NAMED HEREIN

                                  dated as of

                               September 30, 1997
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                               TABLE OF CONTENTS

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
                                                                    ARTICLE 1

                                                                   Definitions

         Section 1.1      "Advancing Party" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2      "Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.3      "Buyer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.4      "Buyer/Colorado Sharing Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.5      "Colorado Investor" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.6      "Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.7      "Company Registration Expenses" . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.8      "Company Common Stock"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.9      "Company Preferred Stock" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.10     "Exchange Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.11     "Exercise Notice" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.12     "Extraordinary Transaction" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.13     "Extraordinary Transaction Shares"  . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.14     "NASD"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.15     "Registrable Securities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.16     "Registration Expenses" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.17     "SEC" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.18     "Securities Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.19     "Shelf Registration"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.20     "Stock Purchase Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.21     "Tag-Along Notice"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.22     "Tag-Along Shares"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.24     "Underwritten/Placed Offering"  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                                                                    ARTICLE 2

                                                               Shelf Registration

         Section 2.1      Obligation to File and Maintain . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 2.2      Black-Out Periods of Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 2.3      Black-Out Periods of the Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.4      Number of Shelf Registrations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.5      Size of Shelf Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.6      Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.7      Selection of Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6


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

                                                                    ARTICLE 3

                                                             Requested Registration

         Section 3.1      Obligation to File. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 3.2      Underwriting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.3      Black-Out Periods of Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.4      Black-Out Periods of the Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.5      Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

                                                                    ARTICLE 4

                                                             Incidental Registration

         Section 4.1      Notification and Inclusion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.2      Cut-back Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.3      Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.4      Duration of Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                                                                    ARTICLE 5

                                                             Registration Procedures

         Section 5.1      Registration Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                                                                    ARTICLE 6

                                                                   Preparation

         Section 6.1      Preparation, Reasonable Investigation . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                                                    ARTICLE 7

                                                                Tag-Along Rights

         Section 7.1      Tag-Along Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 7.2      Rights and Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 7.3      Number of Shares to be Included . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 7.4      Abandonment of Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 7.5      Terms of Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 7.6      Timing of Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14





                                       ii
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

                                                                    ARTICLE 8

                                                                 Indemnification

         Section 8.1      Indemnification by the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Section 8.2      Indemnification by Buyer and the Advancing Party  . . . . . . . . . . . . . . . . . . .   15
         Section 8.3      Notices of Claims, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 8.4      Other Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 8.5      Indemnification Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 8.6      Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                                                    ARTICLE 9

                                                                    Covenants

         Section 9.1      Covenants Relating to Rule 144  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                                                                   ARTICLE 10

                                                                  Miscellaneous

         Section 10.1     Buyer Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Section 10.2     Exercise of Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 10.3     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 10.4     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 10.5     Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 10.6     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Section 10.7     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         Section 10.8     Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         Section 10.9     Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Section 10.10    Interpretation; Absence of Presumption  . . . . . . . . . . . . . . . . . . . . . . . .   20
         Section 10.11    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

          REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of September 30, 1997, by and among Ramco-Gershenson Properties Trust, a Massachusetts business trust (together with its successors, including, without limitation Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, and Ramco Gershenson Properties, L.P., the "Company"), Special Situations RG REIT, Inc., a Maryland corporation ("Buyer"), and the Advancing Party (as herein defined). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as hereinafter defined).

          WHEREAS, the Company, Buyer and the Advancing Party have entered into a Preferred Units and Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), that provides for the purchase by Buyer and sale by
(a) the Operating Partnership (as defined in the Stock Purchase Agreement) of Preferred Units to Buyer and the Colorado Investor, and (b) the Company to Buyer, the Colorado Investor and the Advancing Party of a newly authorized series of convertible preferred stock of the Company (the "Company Preferred Stock");

          WHEREAS, the Amended Partnership Agreement establishes the terms and conditions upon which holders of Preferred Units may tender Preferred Units for Company Stock or, at the option of the Company, redemption in cash; and

          WHEREAS, in order to induce Buyer, the Colorado Investor and the Advancing Party to enter into the Stock Purchase Agreement and the Amended Partnership Agreement, the Company has agreed to provide the registration rights set forth herein;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

          As used herein, the following terms shall have the following meanings:

          Section 1.1 "Advancing Party" shall mean MS Real Estate Special Situations Inc., Stichting Pensionfonds ABP, Stichting Bedrijspensioenfonds Voor De Metaalnijverheid, The Morgan Stanley Real Estate Special Situations Fund I, L.P. and The Morgan Stanley Real Estate Special Situations Fund II, L.P., collectively and severally. As used herein, the "Advancing Party" shall include the Colorado Investor regardless of the whether it is acting jointly with Buyer, as a member of the Advancing Party, or on its own behalf.

          Section 1.2 "Agreement" shall have the meaning set forth in the first paragraph hereof.

          Section 1.3 "Buyer" shall have the meaning set forth in the first paragraph hereof and until such time as the Reorganization occurs, as the context requires, shall be deemed to include the Colorado Investor acting severally, pursuant to the Buyer/Colorado Sharing Agreement. Thereafter, Buyer shall include, as the context requires, the Advancing Party and its constituent Persons, collectively and severally.

          Section 1.4 "Buyer/Colorado Sharing Agreement" shall mean that certain agreement substantially in the form attached as Exhibit D to the Stock Purchase Agreement pursuant to which the Colorado Investor agrees, among other things, to purchase for its own account the Colorado Percentage of any Units Purchase.

          Section 1.5 "Colorado Investor" shall mean The Morgan Stanley Real Estate Special Situations Fund II, L.P., a Delaware limited partnership.

          Section 1.6 "Company" shall having the meaning set forth in the first paragraph hereof.

          Section 1.7 "Company Registration Expenses" means the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with Company's performance of or compliance with this Agreement, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities.

          Section 1.8 "Company Common Stock" shall mean the shares of beneficial interest, par value $0.01 per share, of Ramco- Gershenson Properties Trust (the "Trust Common Shares"), or any shares of beneficial interest of the class issued to all holders of Trust Common Shares following upon the Reorganization.

          Section 1.9 "Company Preferred Stock" shall have the meaning set forth in the second paragraph hereof.

          Section 1.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

          Section 1.11     "Exercise Notice" shall have the meaning set forth in
Section 7(a).

          Section 1.12 "Extraordinary Transaction" means (i) any merger, consolidation, sale or acquisition of assets, recapitalization, other business combination, liquidation, or other action out of the ordinary course of business of the Company, or (ii) any issuance of securities, in either case involving the sale, issuance or other disposition of capital stock of the Company representing, in the aggregate, at least 30% of the capital stock of the Company on a fully diluted basis.

          Section 1.13 "Extraordinary Transaction Shares" shall have the meaning set forth in Section 7(a).

          Section 1.14 "NASD" means the National Association of Securities Dealers, Inc.

          Section 1.15 "Registrable Securities" means (i) any and all shares of Company Common Stock, (ii) any securities issued or issuable with respect to any Company Preferred Stock or other securities acquired by Buyer, the Advancing Party or Kimco pursuant to the Stock Purchase Agreement by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and (iii) if a Qualified Underwritten Offering has not occurred prior to September 30, 1999, Company Preferred Stock. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

          Section 1.16 "Registration Expenses" means the Company Registration Expenses, all registration, filing and stock exchange or NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any reasonable fees and disbursements of one counsel and one local counsel retained by Buyer, and any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions and transfer taxes, if any, but shall not include the fees and disbursements of underwriters with respect to the Registrable Securities.

          Section 1.17 "SEC" means the Securities and Exchange Commission, and any successor thereto.

          Section 1.18 "Securities Act" means the Securities Act of 1933, as amended, and any successor thereof, and the rules and regulations thereunder.

          Section 1.19 "Shelf Registration" shall have the meaning set forth in Section 2(a).

          Section 1.20 "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

          Section 1.21 "Tag-Along Notice" shall have the meaning set forth in Section 7(a).

          Section 1.22 "Tag-Along Shares" shall have the meaning set forth in Section 7(a).

          Section 1.23     "Third Party" shall have the meaning set forth in
Section 7(a).

          Section 1.24 "Underwritten/Placed Offering" means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public or on behalf of a person other than the Company through an agent for sale to the public.

          Capitalized terms which are used but not defined herein, and which are defined in the Stock Purchase Agreement, are used herein with the meanings set forth in the Stock Purchase Agreement.

                                   ARTICLE 2

                               SHELF REGISTRATION

          Section 2.1 Obligation to File and Maintain. At any time, promptly upon the written request of Buyer, or the Advancing Party, the Company will use its best efforts to file, at a time specified in such request but not before the earlier of (a) the first anniversary of the Qualified Underwritten Offering and (b) the second anniversary of the Initial Closing, with the Commission a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as Buyer may from time to time notify the Company, including the sale of some or all of the Registrable Securities in a public offering or, if requested by Buyer, or the Advancing Party, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the Company undertakes to effect registration of such shares as soon as possible after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Registrable Securities. During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by Buyer or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

          Section 2.2 Black-Out Periods of Buyer. Subject to the conditions of this Section 2.2, (i) the Company shall have the right, exercisable on not more than two occasions, in any period of twenty-four months, from time to time to require Buyer not to sell under the Shelf Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Buyer, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, and (ii) the Company shall be entitled to postpone or suspend (but not for a period exceeding 90 days) the filing or effectiveness of a registration statement otherwise required to be prepared and filed by it pursuant to this Article 2 if the Company determines, in its good faith judgment, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

          Section 2.3 Black-Out Periods of the Company. Subject to the conditions of this Section 2.3, Buyer shall have the right, exercisable on not more than two occasions, to require the Company not to sell any common equity securities of the Company or any securities convertible into common equity securities of the Company under any registration statement or prospectus supplement relating to an existing shelf registration statement (other than sales of shares of Common Stock upon the redemption of Operating Partnership Units, or limited partnership units of any other Subsidiary of the Company and sales of equity securities issued or granted pursuant to any employee benefit or similar plan or any dividend reinvestment plan), or to suspend the effectiveness thereof, during the period starting with the date 15 days prior to Buyer's good faith estimate, as certified in writing by an executive officer of Buyer to the Company, of a proposed date of filing of a preliminary prospectus supplement relating to a Shelf Registration filed pursuant to Section 2.1, pertaining to an underwritten public offering of Registrable Securities, and ending on the date 60 days following the date of filing the final prospectus supplement, but in no event on a date later than 75 days following the date of filing of the preliminary prospectus supplement.

          Section 2.4 Number of Shelf Registrations. Shelf Registration shall be deemed to have been effected as such registration becomes effective pursuant to the Securities Act and is kept continuously effective of a period of at least two years; provided, however, that no Shelf Registration shall be deemed to have been effected if such registration cannot be used by Buyer or the Advancing Party for more than 90 days as a result of any stop order, injunction or other order of the Commission or other Government Authority for any reason other than an act or omission of Buyer or the Advancing Party.

          Section 2.5      Size of Shelf Registration.       The Company shall
not be required to effect a Shelf Registration of fewer than 5,000,000 shares or other units of Registrable Securities (as adjusted for any stock splits or similar events which occur after the date hereof), except that if there are less than 5,000,000 (as adjusted for any stock splits, reverse stock splits or similar events which occur after the date hereof) shares of Registrable Securities outstanding, then the Company shall be required to effect a Shelf Registration of all of the remaining shares or other units of Registrable Securities outstanding.

          Section 2.6 Expenses. All Registration Expenses incurred in connection with any Shelf Registration which may be requested under this Article 2 shall be borne by the Company.

          Section 2.7 Selection of Underwriters. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 2 shall include such underwriter(s) or other agent(s) as selected by Buyer or the Advancing Party and approved of by the Company, which approval shall not be unreasonably withheld; provided that Morgan Stanley Dean Witter Discover or any other Affiliate of Buyer or the Advancing Party shall in all events be approved by the Company.
The Company shall (together with Buyer or the Advancing Party if legally required) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, which documents are in customary form and reasonably acceptable to the Company, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements.

                                   ARTICLE 3

                             REQUESTED REGISTRATION

          Section 3.1 Obligation to File. If, with respect to Registerable Securities at any time, and from time to time thereafter, the Company shall receive from Buyer a written request for the Company to effect any registration, qualification or compliance with respect to Registerable Securities with respect to at least $5,000,000 in expected aggregate offering price (as determined based on the highest closing price of the Company Common Stock on a public exchange within five business days of such written request) to the public, net of underwriters' discounts and commissions), or the equivalent thereof if such Registerable Securities include or are composed solely of Company Preferred Stock or other securities, then held by Buyer or the Advancing Party, then, at a time specified in such request but not before the earlier of (a) the first anniversary of the Qualified Underwritten Offering and (b) the second anniversary of the Initial Closing, the Company will use reasonable efforts to effect all such registrations, qualifications and compliances when so specified in such request, subject as aforesaid and provided that the Company shall have at least 120 days after such request (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with regulations issued under the Securities Act and any other governmental requirements or regulations) to effect all such registrations, qualifications and compliances as would permit or facilitate the sale and distribution of Registerable Securities as are specified in such request; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Article 3:

          (i) in a particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

          (ii) if the Company has already effected one registration for Buyer pursuant to this Article 3 during the immediately preceding twelve-month period or if there is a registration effective pursuant to Article 2 at the time of such request.

          Section 3.2 Underwriting. If Buyer intends to distribute the Registerable Securities covered by its request by means of an underwritten public offering, it shall so advise the Company. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Article 3 shall include such underwriter(s) or other agent(s) as selected by Buyer or the Advancing Party and approved of by the Company, which approval shall not be unreasonably withheld; provided that Morgan Stanley Dean Witter Discover or any other Affiliate of Buyer or the Advancing Party shall in all events be approved by the Company.
The Company shall (together with Buyer or the Advancing Party if legally required) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, which documents are in customary form and reasonably acceptable to the Company, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements.

                  If the underwriter has not limited the number of shares of Registerable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of shares of Registerable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited, and, in the reasonable belief of such underwriter, if the per share sales price for the Registerable Securities will not thereby be materially and adversely affected.

          Section 3.3 Black-Out Periods of Buyer. Subject to the conditions of this Section 3.3, (i) the Company shall have the right from time to time require Buyer not to sell under the registration requested pursuant to this Article 3 or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Buyer, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, and (ii) the Company shall be entitled to postpone or suspend (but not for a period exceeding 90 days) the filing or effectiveness of a registration statement otherwise required to be prepared and filed by it pursuant to this Article 3 if the Company determines, in its good faith judgment, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

          Section 3.4 Black-Out Periods of the Company. Subject to the conditions of this Section 3.4, Buyer shall have the right, exercisable on not more than two occasions, to require the Company not to sell any common equity securities of the Company or any securities convertible into common equity securities of the Company under any registration statement or prospectus supplement relating to an existing registration statement requested pursuant to this

Article 3 (other than sales of shares of Common Stock upon the redemption of Operating Partnership Units, or limited partnership units of any other Subsidiary of the Company and sales of equity securities issued or granted pursuant to any employee benefit or similar plan or any dividend reinvestment plan), or to suspend the effectiveness thereof, during the period starting with the date 15 days prior to Buyer's good faith estimate, as certified in writing by an executive officer of Buyer to the Company, of a proposed date of filing of a preliminary prospectus supplement relating to a registration statement filed pursuant to Section 3.1, pertaining to an underwritten public offering of Registrable Securities, and ending on the date 60 days following the date of filing the final prospectus supplement, but in no event on a date later than 75 days following the date of filing of the preliminary prospectus supplement.

          Section 3.5 Expenses. All Registration Expenses incurred in connection with any registration which may be requested under this Article 3 shall be borne by the Company.

                                   ARTICLE 4

                            INCIDENTAL REGISTRATION

          Section 4.1 Notification and Inclusion. If, prior to the date which is 10 years after the date of this Agreement, the Company proposes to register for its own account any Company Stock under the Securities Act (other than a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating solely to the sale of securities to participants in a stock or employee benefit plan, or a registration permitted under Rule 462 under the Securities Act registering additional securities of the same class as were included in an earlier registration statement for the same offering and declared effective), the Company shall, at each such time, promptly give written notice of such registration to Buyer and the Advancing Party. Upon the written request of Buyer or the Advancing Party, given within 10 days after receipt of such notice by Buyer or the Advancing Party, the Company shall seek to include in such proposed registration such Registerable Securities of Buyer or the Advancing Party as Buyer or the Advancing Party shall request be so included and shall use its best efforts to cause a registration statement covering all of the Registerable Securities of Buyer or the Advancing Party that Buyer or the Advancing Party has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of securities it proposes to make under this Article 4 and shall incur no liability to Buyer or the Advancing Party for its failure to do so.
If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Buyer and the Advancing Party and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registerable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registerable Securities for the same period as the delay in registering such other securities.

          Section 4.2      Cut-back Provisions.    If a registration pursuant to
this Article 4 involves an Underwritten/Placed Offering of the securities so being registered, whether or not solely for sale for the account of the Company, which securities are to be distributed by or through one or more underwriters of recognized standing under underwriting terms customary for such transaction, and the underwriter or the managing underwriter, as the case may be, of such Underwritten/Placed Offering shall inform the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the number of shares of Registerable Securities of Buyer and the Advancing Party to be included in the registration and underwriting shall be reduced; provided that, except as provided in that certain Agreement Regarding Exercise of Registration Rights of even date herewith, a true, correct and complete copy of which (together with the Registration Rights Agreement dated as of May 10, 1996 which it amends) is attached hereto as Exhibit A (the "Amended Existing Registration Rights Agreement"), the shares of other holders of securities of the Company included in the registration and underwriting shall be reduced prior to any reduction of Buyer and the Advancing Party. The Company covenants that the Amended Existing Registration Rights Agreement will not be amended or altered except as permitted therein, nor will any waiver or assignment of rights thereunder be made with the concurrence of the Company or any of the Company's Affiliates which could have the effect of adversely affecting the rights of Buyer otherwise available in this Article 4. The Company Stock so withdrawn shall also be withdrawn from registration.


          Section 4.3 Expenses. The Company shall bear and pay all Registration Expenses incurred in connection with any registration of Registerable Securities pursuant to this Article 4.

          Section 4.4 Duration of Effectiveness. At the request of Buyer or the Advancing Party, the Company shall, subject to Section 2.2, use its best efforts to keep any registration statement for which Registerable Securities are included under this Article 4 effective and usable for up to 90 days unless the distribution of securities registered thereunder has been earlier completed; provided, however, that in no event will the Company be required to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would be so required to prepare and file such audited financial statements if such registration statement were no longer effective and usable.


                                   ARTICLE 5

                            REGISTRATION PROCEDURES

          Section 5.1 Registration Procedures. In connection with the filing of any registration statement as provided in Article 2, 3 or 4 the Company shall use its best efforts to, as expeditiously as reasonably practicable:

                 (a) prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by Buyer and the Advancing Party copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to Buyer;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until, in the case of Article 2, the termination of the period during which the Shelf Registration is required to be kept effective, or, in the case of Article 3 and 4, the earlier of such time as all of such securities have been disposed of and the date which is 120 days or 90 days, in the case of Article 3 and Article 4, respectively, after the date of initial effectiveness of such registration statement;

                 (c) furnish to Buyer and the Advancing Party such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as Buyer or the Advancing Party may reasonably request, but only while the Company is required under the provisions hereof to cause a registration statement to remain in effect;

                 (d) use reasonable efforts to register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as Buyer or the Advancing Party shall reasonably request, to take all actions which may be reasonably necessary to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable Buyer and the Advancing Party to consummate the disposition in such jurisdictions of the securities owned by Buyer or the Advancing Party, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, to amend its Declaration of Trust or change the composition of its assets to conform with due securities laws of any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

           (e) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Government Authority as may be reasonably necessary to enable Buyer and the Advancing Party to consummate the disposition of such Registrable Securities;

           (f) furnish to Buyer and the Advancing Party a signed counterpart, addressed to Buyer and the Advancing Party (and the underwriters, if any), of

                 (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to Buyer and the Advancing Party, and

                 (ii) to the extent permitted by then applicable rules of
            professional conduct, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement;

      covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

           (g) immediately notify Buyer and the Advancing Party at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Buyer or the Advancing Party promptly prepare and furnish to Buyer and the Advancing Party a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

           (h) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which Buyer or the Advancing Party shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been (i) furnished with a copy thereof at least five Business Days prior to the filing thereof, unless (ii) the Company has been reasonably advised by legal counsel to the effect that the Company is legally required to, and incurs liability (immediately and in a manner in which later disclosure will not and could not avoid) third-party purchasers or offerors of securities of the Company if the Company does not file any such amendment or supplement on a schedule not permitting Buyer the opportunity to review prior to filing as provided in clause (i), in which case Buyer will be furnished with a copy thereof at least one Business Day prior to the filing thereof;

           (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

           (ii) list all Company Stock covered by such registration statement on any securities exchange on which any of the Company Stock is then listed. Buyer and the Advancing Party shall furnish in writing to the Company such information regarding Buyer or the Advancing Party (and any of the affiliates of either), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

      Buyer and the Advancing Party each agree by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g) of this Article 5, Buyer and the Advancing Party, as the case may be, will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Buyer and Advancing Party's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g) of this Article 5.

                                   ARTICLE 6

                                  PREPARATION

              Section 6.1 Preparation, Reasonable Investigation. In connection with the preparation and filing of the registration statement under the Securities Act, the Company will give Buyer and the Advancing Party, the underwriters of each, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Buyer's and the Advancing Party's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                   ARTICLE 7

                                TAG-ALONG RIGHTS

          Section 7.1 Tag-Along Rights. From and after the date hereof until the earlier of (i) the date on which Buyer and the Advancing Party shall collectively own shares of Company Stock representing less than 15% of the then outstanding shares of Company Stock on a fully diluted basis and (ii) the date which is ten years after date of this Agreement, Buyer and the Advancing Party shall be entitled to the rights set forth in this Section 7.

          Section 7.2 Rights and Notice. The Company shall not directly or indirectly sell or otherwise dispose of shares of Company Stock to any person (a "Third Party") in connection with an Extraordinary Transaction in which the-consideration for some or all of the shares of Company Stock is cash or cash equivalents (as determined under GAAP), unless the terms and conditions of such sale or other disposition shall include an offer to Buyer and the Advancing Party to include, at the option of Buyer or the Advancing Party, in such sale or other disposition the Registrable Securities at the time of such sale or other disposition determined in accordance with Section 7.3 (the "Tag-Along Shares"). The Company shall send a written notice (the "Tag-Along Notice") to Buyer and the Advancing Party setting forth the number of shares of Company Stock proposed to be sold or otherwise disposed of in the Extraordinary Transaction (the "Extraordinary Transaction Shares"), and the price at which such shares are proposed to be sold (or the method by which such price is proposed to be determined). At any time within 15 days after its receipt of the Tag-Along Notice, Buyer or the Advancing Party may exercise its option to sell the Tag-Along Shares by furnishing written notice of such exercise (the "Exercise Notice") to the Company.

          Section 7.3 Number of Shares to be Included. If the proposed sale or other disposition by the Company in connection with an Extraordinary Transaction is consummated, Buyer and the Advancing Party shall have the right to sell to the Third Party as part of such proposed sale or other disposition such number of Registrable Securities owned by Buyer and the Advancing Party equal to the product of (i) the ratio (which in no event shall exceed 30% for purposes of this Article 7) of the total number of Registrable Securities owned by Buyer and the Advancing Party at the time that Buyer or the Advancing Party receives the Tag-Along Notice to the total number of outstanding shares of Company Stock at the time that Buyer and Advancing Party receives the Tag-Along Notice, and (ii) the number of Extraordinary Transaction Shares; provided, however, that if the number of Tag-Along Shares is greater than the number of Registrable Securities owned by Buyer and the Advancing Party at the time that Buyer or the Advancing Party receives the Tag-Along Notice, then Buyer and Advancing Party shall have the right to sell to the Third Party as part of the proposed sale or other disposition to the Third Party by the Company in connection with an Extraordinary Transaction the total number of Registrable Securities owned by Buyer and Advancing Party at the time that Buyer and Advancing Party receives the Tag-Along Notice. All calculations pursuant to this paragraph shall exclude and ignore any unissued shares of Company Stock issuable pursuant to stock options, warrants and other rights to acquire shares of Company Stock and pursuant to convertible or exchangeable securities, but shall include shares of Company Common Stock issuable upon redemption of limited partnership interests in Ramco-Gershenson Properties, L.P. (all of which shares shall be deemed to be outstanding for purposes of this calculation).

          Section 7.4 Abandonment of Sale. Each of the Company and the Third Party shall have the right, in its sole discretion, at all times prior to consummation of the proposed sale or other disposition giving rise to the tag-along right granted by this Article 7 to abandon, rescind, annul, withdraw or otherwise terminate such sale or other disposition, whereupon all tag-along rights in respect of such sale or other disposition pursuant to this Article 7 shall become null and void, and neither the Company nor the Third Party shall have any liability or obligation to Buyer or the Advancing Party with respect thereto by virtue of such abandonment, rescission, annulment, withdrawal or termination.

          Section 7.5 Terms of Sale. The purchase from Buyer and the Advancing Party pursuant to this Article 7 shall be on the same terms and conditions, including the per share price and the date of sale or other disposition, as are applicable to the Company, and which shall be consistent with the relevant Tag-Along Notice.

          Section 7.6 Timing of Sale. If, with respect to any Tag-Along Notice, Buyer or the Advancing Party fails to deliver an Exercise Notice within the requisite time period, the Company shall have 120 days after the expiration of the time in which the Exercise Notice is required to be delivered in which to sell or otherwise dispose of not more am the number of shares of Company Stock described in the Tag-Along Notice on term not more favorable to the Company than were set forth in the Tag-Along Notice. If, at the end of 120 days following the receipt of the Tag-Along Notice, the Company has not completed the sale or other disposition of Company Stock in accordance with the terms described in the Tag-Along Notice, the Company shall again be obligated to comply with the provisions of this Article 7 with respect to, and provide Buyer and the Advancing Party with the opportunity to participate in, any proposed sale or other disposition of shares of Company Stock in connection with an Extraordinary Transaction.

                                   ARTICLE 8

                                INDEMNIFICATION

          Section 8.1 Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless Buyer and the Advancing Party, each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Buyer and Advancing Party, or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse
Buyer and Advancing Party and each such underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Buyer and Advancing Party or any other person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof, and provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Buyer and Advancing Party or any such underwriter or controlling person and shall survive the transfer of such securities by Buyer and Advancing Party.

          Section 8.2 Indemnification by Buyer and the Advancing Party. The Company may require, as a condition to including any Registrable Securities in any registration statement pursuant to Article 2, or Article 4, that the Company shall have received an undertaking satisfactory to it from Buyer and Advancing Party to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Article 8) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Buyer and Advancing Party specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such securities by Buyer and Advancing Party.

          Section 8.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Article 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Article 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

          Section 8.4 Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Article 8 (with appropriate modifications) shall be given by the Company and Buyer and Advancing Party with respect to any required registration or other qualification of securities under any federal or state law or regulation of Governmental Authority other than the Securities Act.

          Section 8.5 Indemnification Payments. The indemnification required by this Article 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          Section 8.6 Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE 9

                                   COVENANTS

          Section 9.1 Covenants Relating to Rule 144. The Company will file in a timely manner, information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of Buyer or the Advancing Party, deliver to Buyer and the Advancing Party a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of Company Common Stock and the number of shares of Company Preferred Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or
Section 15(d) of the Exchange Act, the Company will, at its expense, forthwith upon the written request of Buyer or the Advancing Party, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

                                   ARTICLE 10

                                 MISCELLANEOUS



          Section 10.1 Buyer Cooperation. (a)EEIf Registrable Securities of Buyer are included in the registration statement, Buyer shall execute and deliver all documents reasonably requested by the underwriter(s) and any other documents customary in similar offerings, which documents are in customary form, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements, provided that no such documents sought of Buyer shall have terms more onerous than those sought of any other Person in connection with the same transaction.

          (b) Buyer shall cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Buyer and its affiliates as the Company may from time to time reasonably request in writing and which is required in accordance with the Securities Act.

          (c) During such time as the Company or Buyer may be engaged in a distribution, Buyer and the Company shall comply with Regulation M promulgated under the Exchange Act. In addition, in a registration pursuant to Article 2, 3 or 4, to the extent required by the Securities Act, Buyer shall cause to be furnished to each broker through whom the Registrable Securities may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Registrable Securities and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law (subject to the Company's provision thereof) and Buyer shall not bid for or purchase any securities of the Company being distributed or attempt to induce any other person to purchase any securities of the Company in violation of the Securities Act or the Exchange Act.

          Section 10.2 Exercise of Registration Rights. All rights granted to the Advancing Party hereunder shall be exercised by Morgan Stanley Asset Management Inc. on behalf of the Advancing Party.

          Section 10.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this
Article 10, provided receipt of copies of such counterparts is confirmed.

          Section 10.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          Section 10.5 Entire Agreement. This Agreement (including agreements incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

          Section 10.6 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:


                Ramco-Gershenson Properties Trust
                7600 Northwestern Highway, Suite 200
                Southfield, MI 48043
                Attention: Chief Operating Officer
                Telecopy Number: (248) 350-9900

                        Facsimile Number:(248) 350-2469

                  with a copy to:

                        Honigman Miller Schwartz and Cohn
                        2290 First National Building
                        Detroit, MI 48226
                        Attention: Richard J. Burstein and Donald J. Kunz Telephone Number: (313) 256-7800
                        Facsimile Number: (313) 962-0176

or at such other address and to the attention of such other person as the Company may designate by written notice to Buyer and Advancing Party. Notices to Buyer and Advancing Party shall be addressed to:

                        Special Situations RG REIT, Inc.
                        1221 Avenue of the Americas
                        New York, N.Y. 10020
                        Attention: Operations Controller, 22nd Floor
                        Telephone Number: (212) 762-4000
                        Facsimile Number: (212) 762-7536

                  with a copy to:

                        Rogers & Wells
                        200 Park Avenue
                        New York, New York 10166
                        Attention: Allen Curtis Greer, II
                        Telephone Number: (212) 878-8000
                        Facsimile Number: (212) 878-8375

          Section 10.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither party shall be permitted to assign any of its rights hereunder to any third party, except that if (i) Buyer or the Advancing Party transfers or pledges any or all Registrable Securities to a bona fide financial institution as security for any bona fide indebtedness of any Buyer, the pledgee of the Registrable Securities shall be considered an intended beneficiary hereof and may exercise all rights of Buyer and Advancing Party hereunder, and (ii) each of Buyer and Advancing Party shall be permitted to assign its rights hereunder to any other person to whom Buyer or the Advancing may transfer any Preferred Units, Company Preferred Stock or Company Common Stock. The Advancing Party shall, without any assignment or any further act or deed or the execution or delivery of any further instrument or agreement, succeed to the rights and obligations of Buyer and the Advancing Party upon the Reorganization.

          Section 10.8 Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

          Section 10.9 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

          Section 10.10 Interpretation; Absence of Presumption. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

          Section 10.11 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                        RAMCO-GERSHENSON PROPERTIES TRUST

                        By:  /s/ Authorized Signature
                             ----------------------------------


                        MORGAN STANLEY ASSET MANAGEMENT INC.
                        As Attorney-In-fact for each of the
                        clients set forth on Exhibit B hereto:


                        By:  /s/ Authorized Signature
                             ----------------------------------
                              Name:
                              Title:


                        SPECIAL SITUATIONS RG REIT, INC.


                        By:  /s/ Authorized Signature
                             ----------------------------------
                              Name:
                              Title:



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